Exhibit 10.1

May 7, 2011 (2011年5月7日)

Mr. Jinbiao Ding
Ding Jinbao先生
Westergaard Com Inc
Chendai Andou
Industry Park, Jinjiang,
Suite 2000
Quanzhou, Fujian F4, 362211
China

Dear Mr. Ding:
亲爱的Ding先生：

Thank you for the opportunity to be of service to you.  This letter outlines the terms of our engagement, as we understand them.  The term of the employment hereunder, which is effective May 1, 2011, shall commence upon signing of this letter. Please indicate your agreement by signing in the space provided at the end of this letter and returning the original to us. 感谢您给予此次给您提供服务的机会。这份合同描述了就我们理解的此次业务的条款。这个雇佣合同在五月一日生效，并将在您签字后开始。请在合同底部签名并把合同原件返回给我们.

SCOPE OF ENGAGEMENT (聘约范围):

We are being engaged to (我们约定):

•	Adam Wasserman will act as chief financial officer/controller to the company. 亚当×沃斯曼先生会担任公司的财务总监，并提供相关的财务服务。
•
Assist the Company and its management in dealing with auditing process and with the auditing firm including visiting the Company’s location during the audit process and helping the Company prepare and finalize the audit in a timely and efficient manner. 协助公司及管理层处理审计过程以及与审计事务所沟通,包括在审计过程访问公司处所, 帮助公司以及时有效的方式准备并最终确定审计.

•
Assemble the Company’s annual and quarterly financial statements, which include a balance sheet, statement of income, statement of changes in stockholders’ equity, and a statement of cash flows and footnotes for specific periods in order to conform to generally accepting accounting principles accepting in the United States of America.   Additionally, we will assist management in the preparation of financial statements and work papers related to annual financial audits and quarterly SEC filings.  SEC filings shall include quarterly 10-Q reports, financial portions of the 10-K report, management’s discussion and analysis, 8-K filings, and financial portion of registration statements.  撰写年度和季度财务报表, 包括资产负债表, 经营状况表, 股东权益表, 现金流量表以及指定期间的附注, 以使其符合美国认可的公认会计原理. 此外, 我们将协助管理层准备财务报表以及与年度财务审计和季度SEC文件相关的工作文稿. SEC文件应包括季度10-Q报告, 10-K报告的财务部分以及管理层的讨论和分析, 8-K报告及证券注冊书的财务部分.

•	Assist management in any communications with the United States Securities and Exchange Commission. 协助管理层作好与美国证券及交易委员会的沟通.
•
Summarize such adjusting entries as management deems necessary to reflect non-monetary transactions (e.g., depreciation, capitalization of costs, loan amortization, intercompany transactions, etc.) 总结管理层认为必要的调整分录以反映非金钱交易（例如折旧, 成本资本化, 贷款摊还, 联营公司间交易往来, 等等）.

•	We will assist the Company in preparing other public filings required by the Company including registration statements on Form S-1. 我们将协助公司准备其它公司需要的公共文件, 包括8-K文件和S-1表的注册说明书.

Additionally, as Chief Financial Officer of the Company, we will provide the following services (此外, 作为公司财务总监, 我提供下述服务):

•	Assist you in communications with the Company’s Board of Directors including participation at board meetings, and any other board issues. 协助您与公司董事会的沟通, 包括设立董事会议以及任何其他董事事务.
•
We will assume substantial risk including criminal liability associated with becoming the Chief Financial Officer and Principal Accounting Officer of a public entity. 我们将承担大量风险, 包括作为上市公司财务总监和会计总监的刑事责任.

•
We will assist the Company in dealing with potential investors. We will be available to answer questions, provide analysis and appearance at any investor meetings. 我们将协助公司与可能投资者交涉. 我们将回答投资人咨询, 提供分析并出席任何投资者会议.

•
We will continually train Company staff and will provide greater oversight and we will advice management about all financial issues related to being a public entity. 我们将持续培训公司员工并提供更宽视野, 我们将向管理层提供关于成为上市公司的所有财务知识.

We do not undertake to, and will not, provide any opinion or form of assurance on the financial statements we assemble in connection with these services and, accordingly, we do not undertake to make inquiries or perform other procedures to verify, corroborate, or review information supplied by you.  Our engagement to assemble financial statements cannot be relied upon to disclose errors, irregularities, or illegal acts, including fraud or defalcation that may exist.  我们不承诺也不会对在我们提供相关服务的过程中所编制的财务报表提供任何意见或任何形式的保证，因此，我们不保证会对您提供的信息提出质疑或履行其他程序以验证、确证或审查。我们汇编财务报表的约定服务不得被用于揭示错误、不规则或非法行为，包括可能存在的欺诈或贪污。

FINANCIAL TERMS财务条款

The annual fees are calculated at $8,000 per month payable in cash.  In addition, the Company shall grant to CFO Oncall Asia, Inc. warrants to purchase 125,000 shares of the Company common. Such Warrants will be similar to the two series of warrants issued to the Investors in the Offering. ( 50% Series A, & 50% Series B Warrants )   年收费会以每月$8,000现金计算。此外公司会给CFO Oncall Asia, Inc. 125000股公司普通股的认购权证。这样的认股权证应该和发给投资人的两个系列的认股权证一致。（50%的A系列，和50%的B系列）

The engagement duration is for one year with a minimum of six (6) months commitment period from the date of execution of this letter. This engagement may be terminated upon thirty (30) days advance written notice by either party after the six months commitment period.  In the event that the Company decides to hire a full time chief financial officer, we will assist in any way possible to bring them up to speed and getting them familiar with Ansheng’s financial condition,  in addition we are willing to be retained as VP of financial reporting and we will negotiate a fee for that at such time. Invoices will be sent monthly and are payable upon presentation.  Lack of payment may result in our immediate termination of services until your account is fully paid. Out of pocket fees will be reimbursed separately and will consist of travel expenses (to be preapproved by the company).这个雇佣合同的有效期是一年，同时至少要从签订合同日起开始执行半年。 在合同签订六个月之后，任何一方可以在提前30天通知的前提下中止。当公司决定雇佣全职的财务总监的时候，我们会全力配合并且使新任的财务总监尽快熟悉Ansheng的财务状况。此外，我们愿意继续担任公司的财务方面的副总，费用另行商讨。我们的发票会每月寄来，在发票寄到后公司付款。没有付款将导致合同立即中止，除非公司将费用付清。工作中产生的杂费将单独报销，主要是些旅行费用（会提前让公司批准）。

Upon presentation of appropriate documentation, we will be reimbursed for all reasonable and necessary transportation and lodging expenses incurred in connection with the performance of our duties hereunder, all in accordance with the Company’s expense reimbursement policy applicable to senior executives from time to time in effect (to be preapproved by the company).当提供了恰当的支持文件的时候，我们会要求报销所有符合公司高管报销规定，合理和必要的，与我们工作有关的交通和住宿费用（会让公司预先审核批准）。

Our Standard Engagement Terms are attached and incorporated herein by reference.  Please review these terms carefully. 我们的标准聘用条款附于文后并作为本聘约的一部分。请仔细阅读这些条款。

We appreciate your trust and confidence in our professional services.  If we can answer any questions regarding this engagement or our fees, or explain any of our other services, please do not hesitate to contact us. If the foregoing is consistent with your intentions and understanding, please sign this letter in the space provided and return it to us. 我们感谢您对我们专业服务的信任。如需我们回答关于本聘约或我们的费用的任何问题，或解释我们的其它服务，请随时联系我们。如果上述内容与您的目标和理解相一致，请于空白处签字并寄还给我们.

Regards此致， /s/ Adam Wasserman Adam Wasserman Chief Executive Officer (首席执行官)

I understand and agree with the provisions outlined above. 本人理解并同意上述规定.

________________________________            ___________________________________
Signature 签字                                                             Date日期

Print Name (正楷名字): __ Jinbiao Ding _________________________________________

STANDARD ENGAGEMENT TERMS
标准聘用条款

The following terms govern the engagement between the addressee of the accompanying engagement letter (You) and CFO Oncall, Inc. (CFO). 下列条款适用于所附聘书的收件人（您）和财务总监服务公司（财务总监）之间的聘用行为。

CONFIDENTIALITY保密
CFO treats all Client relationships as confidential and will not disclose your financial or tax information to anyone outside of CFO without your written permission except as required by law or regulation.  Your permission may be granted by identifying the parties (e.g. financial advisor, attorney, banker, etc.) to whom disclosure is permitted below, or by other written correspondence. CFO further agrees to bind its employees and subcontractors to the terms and conditions of this Agreement. 财务总监应对所有的客户关系保密，在未取得您书面许可的情况下，不得将您的财务或税务信息向财务总监之外的任何人员进行披露，法律法规要求的情况除外。通过识别下文可以准许披露的各方（如财务顾问、律师、银行业者等），或通过书面信函给予许可。财务总监进一步同意本协议条款和条件对其员工和分约人具有约束力。

CLIENT PROVIDED INFORMATION客户提供的信息
You represent that all information provided to CFO is accurate and complete to the best of your knowledge.  Further, if these services involve tax return preparation, you represent that unless CFO is otherwise advised in writing or acts as your business manager, you possess the required supporting documentation for such tax deductions as travel, entertainment, business gifts, charitable contributions, automobile usage, etc.  CFO is not responsible for any additional tax, penalties or interest that might result from the lack of documentation for such deductions upon audit. 尽您所知向财务总监提供精确和完整的信息。此外，如果这些服务涉及纳税申报单的准备，除非财务总监另行书面建议或作为您的商业经理，您应提供所拥有的、税额扣减所需的凭证如交通凭证、招待凭证、业务礼品凭证、慈善捐款凭证、汽车使用凭证等。审计时缺少该类凭证，财务总监不对因此产生的附加税、处罚或利息负责。

PROFESSIONAL JUDGMENT专业判断
CFO will use its professional judgment in applying tax, accounting, or other rules applicable to this engagement.  Wherever there are conflicting, reasonable interpretations of the rules, we will advise you of the possible positions you might take and follow the position you request as long as it is consistent with applicable professional, statutory or regulatory standards. Should the positions taken result in additional taxes, penalties, fines, interest or any other damages, we assume no responsibility for such costs. 财务总监对申税、核算或本次聘用中适用的其他规定进行专业判断。无论这些规则是否有冲突和合理解释，在合适的专业范围内，符合法律法规标准的情况下，我们将就您可能所处的情形及根据您所要求的情形提供建议。如这些情形会导致产生附加税、处罚、罚款、利息或其他任何的损害，我们不承担任何的费用。

CHANGES OR MODIFICATIONS IN SCOPE OF ENGAGEMENT聘用范围的改变或修改
Should the scope of the engagement change, CFO will prepare a Change Order letter outlining the necessary changes and the modification of fees.  CFO will not proceed with the modified scope without your prior approval.  Fee increases resulting from Change Orders will be billed immediately and are due upon receipt.  如聘用范围发生改变，财务总监将准备一份略述必要改变和费用修改的《更改说明书》。未事先取得您许可的情况下，财务总监将不会在修改的范围内提供服务。更改通知而增加的费用将立即结清并根据收据支付帐款。

TERMINATION OF ENGAGEMENT聘用终止
Unless otherwise stated in the accompanying engagement letter, this engagement may be terminated upon thirty (30) days written notice by either party; provided, however, that these Standard Engagement Terms shall survive the termination of this engagement. 除非所附聘书中另有说明，本次聘用可在一方发出书面通知的三十（30）天内终止； 但是，标准聘用条款在本次聘用终止后仍具有效力。

WORKPAPER OWNERSHIP作业报告的所有权
All documents and work papers, including, but not limited to, data in electronic form, which emanate from the services performed by CFO remain the sole property of CFO.  CFO retains its work papers at its discretion and does not retain superseded materials. 财务总监在提供服务时获得的所有的文件和作业报告，包括但不限于电子形式的数据，为财务总监单独所有。财务总监根据自己判断保留作业报告及放弃保留失效资料。

ORIGINAL CLIENT RECORDS原始客户档案
Unless otherwise noted in the accompanying engagement letter, you are responsible to retain original documents as may be necessary to justify reported revenues, expenses, etc.  CFO may choose to retain selected copies of documents in its work papers. 除非所附聘书中另有说明，您应负责保留证明所报告的收入和费用等可能所需的原始文件。财务总监可在其作业报告中选择保留文件的副本。

LIMITATIONS ON SCOPE OF ENGAGEMENT AND VERIFICATION OF INFORMATION 聘用范围的限制及信息的有效性

Unless otherwise stated in the accompanying engagement letter, CFO will not audit or otherwise verify the information provided by you or third parties. This engagement cannot be relied upon to disclose errors and irregularities, including fraud or misappropriation of assets that may exist.  However, CFO will inform you of irregularities that come to its attention, unless they are inconsequential.
除非所附聘书中另有说明，财务总监将不会对您或第三方提供的信息进行审计或另行核查。如披露有误或违法，包括可能存在的欺骗或挪用资产，本次聘用将不可信。但是，财务总监将就引起其注意的违法行为对您进行通知，除非这些行为与服务无关。

INDEMNIFICATION FOR MANAGEMENT MISREPRESENTATION 经营虚报的赔偿
If we incur legal fees as a result of our reliance on any false representation by you, you agree to reimburse us for all of our legal fees and related costs of defense.   如因您描述不实导致我们发生法律费用，您须同意赔偿我们所有的法律费用以及相关处理费用。